Fees Summary	Aug. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	455,330.63
Total Transaction Valuation	3,297,108,069.56
Total Offset Amount	0
Net Fee	$ 455,330.63
Offset Table N/A	N/A